Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2018

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent and 35 percent for periods prior to January 1, 2018.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	September 30,	Percent Changes vs.
(amounts in millions, except per share amounts)	2018	2018	2017	2Q18	3Q17
Net interest income(3)	$810	$791	$771	2%	5%
FTE adjustment	(8)	(7)	(13)	(14)	38
Net interest income	802	784	758	2	6
Provision for credit losses	53	56	43	(5)	23
Noninterest income	342	336	330	2	4
Noninterest expense	651	652	680	—	(4)
Income before income taxes	440	412	365	7	21
Provision for income taxes	62	57	90	9	(31)
Net income	378	355	275	6	37
Dividends on preferred shares	18	21	19	(14)	(5)
Net income applicable to common shares	$360	$334	$256	8%	41%

Net income per common share - diluted	$0.33	$0.30	$0.23	10%	43%
Cash dividends declared per common share	0.14	0.11	0.08	27	75
Tangible book value per common share at end of period	7.06	7.27	6.85	(3)	3
Number of common shares repurchased (000)	43,670	—	9,645	100	353
Average common shares - basic	1,084,536	1,103,337	1,086,038	(2)	—
Average common shares - diluted	1,103,740	1,122,612	1,106,491	(2)	—
Ending common shares outstanding	1,061,529	1,104,227	1,080,946	(4)	(2)
Return on average assets	1.42%	1.36%	1.08%
Return on average common shareholders’ equity	14.3	13.2	10.5
Return on average tangible common shareholders’ equity(2)	19.0	17.6	14.1
Net interest margin(3)	3.32	3.29	3.29
Efficiency ratio(4)	55.3	56.6	60.5
Effective tax rate	14.1	13.8	24.7
Average total assets	$105,355	$104,821	$101,290	1	4
Average earning assets	96,753	96,363	92,849	—	4
Average loans and leases	72,751	71,887	68,276	1	7
Average loans and leases - linked quarter annualized growth rate	4.8%	8.0%	5.5%
Average total deposits	$81,498	$79,290	$77,544	3	5
Average core deposits(5)	77,680	75,386	73,549	3	6
Average core deposits - linked quarter annualized growth rate	12.2%	10.9%	7.0%
Average shareholders’ equity	11,156	11,333	10,745	(2)	4
Average common total shareholders' equity	9,953	10,130	9,674	(2)	3
Average tangible common shareholders' equity	7,713	7,880	7,443	(2)	4
Total assets at end of period	105,652	105,358	101,988	—	4
Total shareholders’ equity at end of period	10,934	11,472	10,699	(5)	2

NCOs as a % of average loans and leases	0.16%	0.16%	0.25%
NAL ratio	0.50	0.52	0.49
NPA ratio(6)	0.55	0.57	0.56
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.04	1.02	0.98
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.17	1.15	1.10
Common equity tier 1 risk-based capital ratio(7)	9.89	10.53	9.94
Tangible common equity / tangible asset ratio(8)	7.25	7.78	7.42
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(amounts in millions, except per share amounts)	2018	2017	Amount	Percent
Net interest income(3)	$2,378	$2,271	$107	5%
FTE adjustment	(22)	(38)	16	42
Net interest income	2,356	2,233	123	6
Provision for credit losses	175	136	39	29
Noninterest income	992	967	25	3
Noninterest expense	1,936	2,082	(146)	(7)
Income before income taxes	1,237	982	255	26
Provision for income taxes	178	228	(50)	(22)
Net Income	1,059	754	305	40
Dividends on preferred shares	51	57	(6)	(11)
Net income applicable to common shares	$1,008	$697	$311	45%

Net income per common share - diluted	$0.90	$0.63	$0.27	43%
Cash dividends declared per common share	0.36	0.24	0.12	50

Average common shares - basic (000)	1,090,570	1,087,115	3,455	—
Average common shares - diluted	1,116,978	1,107,878	9,100	1

Return on average assets	1.35%	1.00%
Return on average common shareholders’ equity	13.5	9.8
Return on average tangible common shareholders’ equity(2)	18.0	13.3
Net interest margin(3)	3.31	3.30
Efficiency ratio(4)	56.2	63.0
Effective tax rate	14.4	23.2

Average total assets	$104,680	$100,589	$4,091	4
Average earning assets	96,182	91,913	4,269	5
Average loans and leases	71,716	67,539	4,177	6
Average total deposits	79,261	76,684	2,577	3
Average core deposits(5)	75,501	72,454	3,047	4
Average shareholders’ equity	11,116	10,588	528	5
Average common total shareholders' equity	9,959	9,517	442	5
Average tangible common shareholders' equity	7,710	7,277	433	6

NCOs as a % of average loans and leases	0.18%	0.23%
NAL ratio	0.50	0.49
NPA ratio(6)	0.55	0.56
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	September 30, 2018, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions, except number of shares)	2018	2017	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,299	$1,520	(15)%
Interest-bearing deposits in banks	43	47	(9)
Trading account securities	83	86	(3)
Available-for-sale securities	13,727	14,869	(8)
Held-to-maturity securities	8,465	9,091	(7)
Other securities	565	600	(6)
Loans held for sale	792	488	62
Loans and leases(1)	73,370	70,117	5
Allowance for loan and lease losses	(761)	(691)	(10)
Net loans and leases	72,609	69,426	5
Bank owned life insurance	2,494	2,466	1
Premises and equipment	827	864	(4)
Goodwill	1,993	1,993	—
Other intangible assets	306	346	(12)
Servicing rights	251	238	5
Accrued income and other assets	2,198	2,151	2
Total assets	$105,652	$104,185	1%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$81,689	$77,041	6%
Short-term borrowings	1,348	5,056	(73)
Long-term debt	9,385	9,206	2
Accrued expenses and other liabilities	2,296	2,068	11
Total liabilities	94,718	93,371	1

Shareholders' equity
Preferred stock	1,203	1,071	12
Common stock	11	11	—
Capital surplus	9,358	9,707	(4)
Less treasury shares, at cost	(44)	(35)	(26)
Accumulated other comprehensive loss	(790)	(528)	(50)
Retained earnings (deficit)	1,196	588	103
Total shareholders’ equity	10,934	10,814	1
Total liabilities and shareholders’ equity	$105,652	$104,185	1%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,065,251,488	1,075,294,946
Common shares outstanding	1,061,529,259	1,072,026,681
Treasury shares outstanding	3,722,229	3,268,265
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,707,571	2,702,571
Preferred shares outstanding	740,500	1,098,006

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2018		2018		2018		2017		2017
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$29,196	40%	$28,850	40%	$28,622	40%	$28,107	40%	$27,469	40%
Commercial real estate:
Construction	1,111	2	1,083	1	1,167	2	1,217	2	1,182	2
Commercial	5,962	8	6,118	8	6,245	9	6,008	9	6,024	9
Commercial real estate	7,073	10	7,201	9	7,412	11	7,225	11	7,206	11
Total commercial	36,269	50	36,051	49	36,034	51	35,332	51	34,675	51
Consumer:
Automobile	12,375	17	12,390	17	12,146	17	12,100	17	11,876	17
Home equity	9,850	13	9,907	14	9,987	14	10,099	14	9,985	15
Residential mortgage	10,459	14	10,006	14	9,357	13	9,026	13	8,616	13
RV and marine finance	3,152	4	2,846	4	2,549	3	2,438	3	2,371	3
Other consumer	1,265	2	1,206	2	1,090	2	1,122	2	1,064	1
Total consumer	37,101	50	36,355	51	35,129	49	34,785	49	33,912	49
Total loans and leases	$73,370	100%	$72,406	100%	$71,163	100%	$70,117	100%	$68,587	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2018		2018		2018		2017		2017
Ending Balances by Business Segment:
Consumer and Business Banking	$22,271	30%	$21,888	30%	$21,471	31%	$21,379	31%	$20,921	31%
Commercial Banking(1)	26,465	36	26,373	36	26,311	37	25,767	37	25,297	37
Vehicle Finance	18,880	26	18,569	26	18,090	25	17,818	25	17,363	25
RBHPCG	5,734	8	5,527	8	5,227	7	5,145	7	5,012	7
Treasury / Other	20	—	49	—	64	—	8	—	(6)	—
Total loans and leases	$73,370	100%	$72,406	100%	$71,163	100%	$70,117	100%	$68,587	100%

Average Balances by Business Segment:
Consumer and Business Banking	$22,049	30%	$21,653	31%	$21,429	31%	$21,096	31%	$20,769	31%
Commercial Banking(1)	26,322	36	26,505	37	25,969	37	25,208	37	25,209	37
Vehicle Finance	18,640	26	18,280	25	17,814	25	17,497	25	17,242	25
RBHPCG	5,641	8	5,355	7	5,181	7	5,071	7	4,937	7
Treasury / Other	99	—	94	—	91	—	68	—	119	—
Total loans and leases	$72,751	100%	$71,887	100%	$70,484	100%	$68,940	100%	$68,276	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2018		2018		2018		2017		2017

Ending Balances by Type:
Demand deposits - noninterest-bearing	$19,863	24%	$20,353	26%	$20,807	26%	$21,546	28%	$22,225	28%
Demand deposits - interest-bearing	19,615	24	19,026	24	19,337	25	18,001	23	18,343	23
Money market deposits	21,411	26	20,990	26	20,849	26	20,690	27	20,553	26
Savings and other domestic deposits	11,604	14	10,987	14	11,291	14	11,270	15	11,441	15
Core certificates of deposit	5,358	7	4,402	6	3,157	4	1,934	3	2,009	3
Total core deposits	77,851	95	75,758	96	75,441	95	73,441	96	74,571	95
Other domestic deposits of $250,000 or more	318	1	265	—	228	—	239	—	418	1
Brokered deposits and negotiable CDs	3,520	4	3,564	4	3,802	5	3,361	4	3,456	4
Total deposits	$81,689	100%	$79,587	100%	$79,471	100%	$77,041	100%	$78,445	100%
Total core deposits:
Commercial	$35,455	46%	$34,094	45%	$34,615	46%	$34,273	47%	$35,516	48%
Consumer	42,396	54	41,664	55	40,826	54	39,168	53	39,055	52
Total core deposits	$77,851	100%	$75,758	100%	$75,441	100%	$73,441	100%	$74,571	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$49,434	61%	$48,186	60%	$47,124	59%	$45,643	59%	$45,694	58%
Commercial Banking(1)	22,288	27	21,142	27	21,838	28	21,235	28	22,529	29
Vehicle Finance	348	—	340	—	345	—	358	—	319	—
RBHPCG	5,783	7	5,985	8	6,053	8	6,057	8	5,944	8
Treasury / Other(2)	3,836	5	3,934	5	4,111	5	3,748	5	3,959	5
Total deposits	$81,689	100%	$79,587	100%	$79,471	100%	$77,041	100%	$78,445	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2018		2018		2018		2017		2017
Average Balances by Business Segment:
Consumer and Business Banking	$48,659	60%	$47,242	60%	$45,310	59%	$45,625	59%	$45,511	59%
Commercial Banking(1)	22,823	28	21,671	27	21,679	28	22,118	28	21,834	28
Vehicle Finance	337	—	328	—	349	—	323	—	300	—
RBHPCG	5,694	7	5,947	8	5,873	8	5,851	8	5,826	8
Treasury / Other(2)	3,985	5	4,102	5	3,735	5	3,820	5	4,073	5
Total deposits	$81,498	100%	$79,290	100%	$76,946	100%	$77,737	100%	$77,544	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2018	2017	2017	2Q18	3Q17
Assets
Interest-bearing deposits in banks	$83	$84	$90	$90	$102	(1)%	(19)%
Securities:
Trading account securities	82	82	87	87	92	—	(11)
Available-for-sale securities:
Taxable	10,469	10,832	11,158	11,154	11,680	(3)	(10)
Tax-exempt	3,496	3,554	3,633	3,404	3,160	(2)	11
Total available-for-sale securities	13,965	14,386	14,791	14,558	14,840	(3)	(6)
Held-to-maturity securities - taxable	8,560	8,706	8,877	9,066	8,264	(2)	4
Other securities	567	599	605	598	597	(5)	(5)
Total securities	23,174	23,773	24,360	24,309	23,793	(3)	(3)
Loans held for sale	745	619	478	598	678	20	10
Loans and leases:(1)
Commercial:
Commercial and industrial	28,870	28,863	28,243	27,445	27,643	—	4
Commercial real estate:
Construction	1,132	1,126	1,189	1,199	1,152	1	(2)
Commercial	6,019	6,233	6,142	5,997	6,064	(3)	(1)
Commercial real estate	7,151	7,359	7,331	7,196	7,216	(3)	(1)
Total commercial	36,021	36,222	35,574	34,641	34,859	(1)	3
Consumer:
Automobile	12,368	12,271	12,100	11,963	11,713	1	6
Home equity	9,873	9,941	10,040	10,027	9,960	(1)	(1)
Residential mortgage	10,236	9,624	9,174	8,809	8,402	6	22
RV and marine finance	3,016	2,667	2,481	2,405	2,296	13	31
Other consumer	1,237	1,162	1,115	1,095	1,046	6	18
Total consumer	36,730	35,665	34,910	34,299	33,417	3	10
Total loans and leases	72,751	71,887	70,484	68,940	68,276	1	7
Allowance for loan and lease losses	(759)	(742)	(709)	(688)	(672)	(2)	(13)
Net loans and leases	71,992	71,145	69,775	68,252	67,604	1	6
Total earning assets	96,753	96,363	95,412	93,937	92,849	—	4
Cash and due from banks	1,330	1,283	1,217	1,226	1,299	4	2
Intangible assets	2,305	2,318	2,332	2,346	2,359	(1)	(2)
All other assets	5,726	5,599	5,596	5,481	5,455	2	5
Total assets	$105,355	$104,821	$103,848	$102,302	$101,290	1%	4%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	20,230	20,382	20,572	21,745	21,723	(1)%	(7)%
Demand deposits - interest-bearing	19,553	19,121	18,630	18,175	17,878	2	9
Total demand deposits	39,783	39,503	39,202	39,920	39,601	1	—
Money market deposits	21,547	20,943	20,678	20,731	20,314	3	6
Savings and other domestic deposits	11,434	11,146	11,219	11,348	11,590	3	(1)
Core certificates of deposit	4,916	3,794	2,293	1,947	2,044	30	141
Total core deposits	77,680	75,386	73,392	73,946	73,549	3	6
Other domestic deposits of $250,000 or more	285	243	247	400	432	17	(34)
Brokered deposits and negotiable CDs	3,533	3,661	3,307	3,391	3,563	(3)	(1)
Total deposits	81,498	79,290	76,946	77,737	77,544	3	5
Short-term borrowings	1,732	3,082	5,228	2,837	2,391	(44)	(28)
Long-term debt	8,915	9,225	8,958	9,232	8,949	(3)	—
Total interest-bearing liabilities	71,915	71,215	70,560	68,061	67,161	1	7
All other liabilities	2,054	1,891	1,861	1,819	1,661	9	24
Shareholders’ equity	11,156	11,333	10,855	10,677	10,745	(2)	4
Total liabilities and shareholders’ equity	$105,355	$104,821	$103,848	$102,302	$101,290	1%	4%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Assets
Interest-bearing deposits in banks	$—	$1	$—	$1	$—
Securities:
Trading account securities	—	—	—	—	—
Available-for-sale securities:
Taxable	69	71	70	69	69
Tax-exempt	30	30	29	31	29
Total available-for-sale securities	99	101	99	100	98
Held-to-maturity securities - taxable	52	53	54	55	49
Other securities	7	7	6	6	5
Total securities	158	161	159	161	152
Loans held for sale	8	6	5	5	7
Loans and leases:
Commercial:
Commercial and industrial	342	329	303	292	286
Commercial real estate:
Construction	15	15	14	14	13
Commercial	72	72	65	61	63
Commercial real estate	87	87	79	75	76
Total commercial	429	416	382	367	362
Consumer:
Automobile	117	111	106	109	106
Home equity	130	126	121	119	119
Residential mortgage	97	89	84	80	77
RV and marine finance	39	34	31	32	32
Other consumer	37	35	33	32	31
Total consumer	420	395	375	372	365
Total loans and leases	849	811	757	739	727
Total earning assets	$1,015	$979	$921	$906	$886

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	22	18	13	13	10
Total demand deposits	22	18	13	13	10
Money market deposits	42	31	23	20	19
Savings and other domestic deposits	7	6	6	5	6
Core certificates of deposit	23	14	6	4	4
Total core deposits	94	69	48	42	39
Other domestic deposits of $250,000 or more	1	1	—	—	1
Brokered deposits and negotiable CDs	17	17	12	11	10
Total deposits	112	87	60	53	50
Short-term borrowings	9	14	19	8	6
Long-term debt	84	87	65	63	59
Total interest bearing liabilities	205	188	144	124	115
Net interest income	$810	$791	$777	$782	$771

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis(1)	2018	2018	2018	2017	2017
Assets
Interest-bearing deposits in banks	1.95%	1.95%	1.97%	1.92%	1.77%
Securities:
Trading account securities	0.26	0.23	0.15	0.21	0.16
Available-for-sale securities:
Taxable	2.61	2.63	2.51	2.45	2.38
Tax-exempt	3.53	3.35	3.18	3.76	3.62
Total available-for-sale securities	2.84	2.81	2.67	2.75	2.64
Held-to-maturity securities - taxable	2.43	2.42	2.45	2.41	2.36
Other securities	4.58	4.58	3.98	3.86	3.35
Total securities	2.73	2.71	2.62	2.64	2.55
Loans held for sale	4.45	4.17	3.82	3.68	3.83
Loans and leases:(3)
Commercial:
Commercial and industrial	4.64	4.52	4.28	4.17	4.05
Commercial real estate:
Construction	5.31	5.26	4.73	4.47	4.55
Commercial	4.63	4.58	4.24	4.03	4.08
Commercial real estate	4.74	4.68	4.32	4.10	4.16
Total commercial	4.66	4.55	4.29	4.15	4.07
Consumer:
Automobile	3.75	3.63	3.56	3.61	3.60
Home equity	5.21	5.09	4.90	4.71	4.72
Residential mortgage	3.78	3.69	3.66	3.66	3.65
RV and marine finance	5.06	5.11	5.11	5.25	5.43
Other consumer	12.16	11.90	11.78	11.53	11.59
Total consumer	4.54	4.43	4.34	4.31	4.32
Total loans and leases	4.60	4.49	4.32	4.23	4.20
Total earning assets	4.16	4.07	3.91	3.83	3.78
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.45	0.38	0.29	0.26	0.23
Total demand deposits	0.22	0.18	0.14	0.12	0.10
Money market deposits	0.77	0.60	0.45	0.40	0.36
Savings and other domestic deposits	0.24	0.21	0.20	0.20	0.20
Core certificates of deposit	1.82	1.56	1.01	0.75	0.73
Total interest-bearing core deposits	0.65	0.51	0.36	0.32	0.30
Other domestic deposits of $250,000 or more	1.40	1.01	0.69	0.54	0.61
Brokered deposits and negotiable CDs	1.98	1.81	1.47	1.21	1.16
Total interest-bearing deposits	0.73	0.59	0.43	0.37	0.35
Short-term borrowings	1.98	1.82	1.47	1.15	0.95
Long-term debt	3.78	3.75	2.92	2.73	2.65
Total interest-bearing liabilities	1.13	1.05	0.82	0.73	0.68
Net interest rate spread	3.03	3.02	3.09	3.10	3.10
Impact of noninterest-bearing funds on margin	0.29	0.27	0.21	0.20	0.19
Net interest margin	3.32%	3.29%	3.30%	3.30%	3.29%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2018	2018	2018	2017	2017
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	4.66%	4.55%	4.29%	4.16%	4.10%
Impact of commercial loan derivatives	—	—	—	(0.01)	(0.03)
Total commercial - as reported	4.66%	4.55%	4.29%	4.15%	4.07%

Average 30 day LIBOR	2.11%	1.97%	1.65%	1.33%	1.23%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions, except share amounts)	2018	2018	2018	2017	2017
Interest income	$1,007	$972	$914	$894	$873
Interest expense	205	188	144	124	115
Net interest income	802	784	770	770	758
Provision for credit losses	53	56	66	65	43
Net interest income after provision for credit losses	749	728	704	705	715
Service charges on deposit accounts	93	91	86	91	91
Cards and payment processing income	57	56	53	53	54
Trust and investment management services	43	42	44	41	39
Mortgage banking income	31	28	26	33	34
Insurance income	19	21	21	21	18
Capital markets fees	22	21	19	23	22
Bank owned life insurance income	19	17	15	18	16
Gain on sale of loans and leases	16	15	8	17	14
Securities gains (losses)	(2)	—	—	(4)	—
Other income	44	45	42	47	42
Total noninterest income	342	336	314	340	330
Personnel costs	388	396	376	373	377
Outside data processing and other services	69	69	73	71	80
Net occupancy	38	35	41	36	55
Equipment	38	38	40	36	45
Deposit and other insurance expense	18	18	18	19	19
Professional services	17	15	11	18	15
Marketing	12	18	8	10	17
Amortization of intangibles	13	13	14	14	14
Other expense	58	50	52	56	58
Total noninterest expense	651	652	633	633	680
Income before income taxes	440	412	385	412	365
Provision for income taxes	62	57	59	(20)	90
Net income	378	355	326	432	275
Dividends on preferred shares	18	21	12	19	19
Net income applicable to common shares	$360	$334	$314	$413	$256

Average common shares - basic (000)	1,084,536	1,103,337	1,083,836	1,077,397	1,086,038
Average common shares - diluted	1,103,740	1,122,612	1,124,778	1,130,117	1,106,491

Per common share
Net income - basic	$0.33	$0.30	$0.29	$0.38	$0.24
Net income - diluted	0.33	0.30	0.28	0.37	0.23
Cash dividends declared	0.14	0.11	0.11	0.11	0.08

Revenue - fully-taxable equivalent (FTE)
Net interest income	$802	$784	$770	$770	$758
FTE adjustment	8	7	7	12	13
Net interest income(2)	810	791	777	782	771
Noninterest income	342	336	314	340	330
Total revenue(2)	$1,152	$1,127	$1,091	$1,122	$1,101

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2018	2017	2017	2Q18	3Q17
Net origination and secondary marketing income	$24	$21	$18	$24	$25	14%	(4)%
Net mortgage servicing income
Loan servicing income	14	14	14	13	13	—	8
Amortization of capitalized servicing	(9)	(8)	(8)	(8)	(7)	(13)	(29)
Operating income	5	6	6	5	6	(17)	(17)
MSR valuation adjustment (1)	—	—	7	2	—	—	—
Gains (losses) due to MSR hedging	—	—	(7)	(1)	—	—	—
Net MSR risk management	—	—	—	1	—	—	—
Total net mortgage servicing income	$5	$6	$6	$6	$6	(17)%	(17)%
All other	2	1	2	3	3	100	(33)
Mortgage banking income	$31	$28	$26	$33	$34	11%	(9)%

Mortgage origination volume	$1,818	$2,127	$1,513	$1,784	$1,828	(15)%	(1)%
Mortgage origination volume for sale	1,112	1,131	870	1,006	1,095	(2)	2

Third party mortgage loans serviced (2)	20,617	20,416	20,225	19,989	19,552	1	5
Mortgage servicing rights (2)	219	215	212	202	195	2	12
MSR % of investor servicing portfolio (2)	1.06%	1.05%	1.05%	1.01%	1.00%	1%	6%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Allowance for loan and lease losses, beginning of period	$741	$721	$691	$675	$668
Loan and lease losses	(58)	(53)	(73)	(60)	(65)
Recoveries of loans previously charged off	29	25	35	19	22
Net loan and lease losses	(29)	(28)	(38)	(41)	(43)
Provision for loan and lease losses	49	48	68	57	50
Allowance for loan and lease losses, end of period	761	741	721	691	675
Allowance for unfunded loan commitments and letters of credit, beginning of period	93	85	87	79	85
Provision for (reduction in) unfunded loan commitments and letters of credit losses	4	8	(2)	8	(6)
Allowance for unfunded loan commitments and letters of credit, end of period	97	93	85	87	79
Total allowance for credit losses, end of period	$858	$834	$806	$778	$754
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.04%	1.02%	1.01%	0.99%	0.98%
Nonaccrual loans and leases (NALs)	206	197	188	198	200
Nonperforming assets (NPAs)	189	180	172	178	175
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.17%	1.15%	1.13%	1.11%	1.10%

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$(1)	$3	$17	$8	$13
Commercial real estate:
Construction	—	—	(1)	(1)	(1)
Commercial	(3)	(1)	(13)	—	(3)
Commercial real estate	(3)	(1)	(14)	(1)	(4)
Total commercial	(4)	2	3	7	9
Consumer:
Automobile	8	7	10	12	9
Home equity	1	—	3	1	1
Residential mortgage	2	1	1	—	2
RV and marine finance	2	2	3	2	4
Other consumer	20	16	18	19	18
Total consumer	33	26	35	34	34
Total net charge-offs	$29	$28	$38	$41	$43

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	(0.01)%	0.04%	0.24%	0.10%	0.19%
Commercial real estate:
Construction	(0.01)	(0.22)	(0.18)	(0.14)	(0.30)
Commercial	(0.18)	(0.06)	(0.80)	(0.02)	(0.21)
Commercial real estate	(0.15)	(0.08)	(0.70)	(0.04)	(0.22)
Total commercial	(0.04)	0.02	0.04	0.07	0.11
Consumer:
Automobile	0.26	0.22	0.32	0.39	0.33
Home equity	0.06	0.01	0.11	0.01	0.06
Residential mortgage	0.07	0.04	0.04	0.04	0.10
RV and marine finance	0.25	0.34	0.42	0.46	0.59
Other consumer	6.32	5.60	6.51	6.99	6.51
Total consumer	0.36	0.30	0.39	0.40	0.40
Net charge-offs as a % of average loans	0.16%	0.16%	0.21%	0.24%	0.25%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$211	$207	$190	$161	$170
Commercial real estate	19	25	30	29	18
Automobile	5	4	5	6	4
Residential mortgage	67	73	82	84	75
RV and marine finance	1	1	1	1	—
Home equity	67	68	75	68	71
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	370	378	383	349	338
Other real estate, net:
Residential	22	23	23	24	26
Commercial	5	5	7	9	16
Total other real estate, net	27	28	30	33	42
Other NPAs (1)	6	6	7	7	7
Total nonperforming assets	$403	$412	$420	$389	$387

Nonaccrual loans and leases as a % of total loans and leases	0.50%	0.52%	0.54%	0.50%	0.49%
NPA ratio (2)	0.55	0.57	0.59	0.55	0.56
(NPA+90days)/(Loan+OREO) (3)	0.76	0.75	0.74	0.72	0.74

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Nonperforming assets, beginning of period	$412	$420	$389	$387	$415
New nonperforming assets	114	96	158	116	85
Returns to accruing status	(24)	(25)	(23)	(25)	(38)
Loan and lease losses	(29)	(21)	(32)	(21)	(23)
Payments	(62)	(53)	(64)	(54)	(44)
Sales and held-for-sale transfers	(8)	(5)	(8)	(14)	(8)
Nonperforming assets, end of period	$403	$412	$420	$389	$387

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$9	$9	$9	$14
Commercial real estate	—	—	1	3	10
Automobile	7	6	6	7	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	28	18	19	21	14
RV and marine finance	1	1	2	1	2
Home equity	15	16	15	18	16
Other consumer	6	4	4	5	4
Total, excl. loans guaranteed by the U.S. Government	66	54	56	64	70
Add: loans guaranteed by U.S. Government	88	78	50	51	49
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$154	$132	$106	$115	$119

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.07%	0.08%	0.09%	0.10%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11	0.07	0.07	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.18	0.15	0.16	0.17

Accruing troubled debt restructured loans:
Commercial and industrial	$308	$314	$316	$300	$268
Commercial real estate	60	65	76	78	80
Automobile	34	32	32	30	29
Home equity	257	258	261	265	265
Residential mortgage	219	221	224	224	235
RV and marine finance	2	1	1	1	1
Other consumer	10	9	6	8	7
Total accruing troubled debt restructured loans	$890	$900	$916	$906	$885

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$100	$87	$83	$82	$96
Commercial real estate	8	14	16	15	4
Automobile	3	3	3	4	4
Home equity	28	28	31	28	31
Residential mortgage	46	46	52	55	50
RV and marine finance	1	1	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$186	$179	$185	$184	$185

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,934	$11,472	$11,308	$10,814	$10,699
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,207)	(1,076)	(1,076)
Accumulated other comprehensive income offset	790	729	676	528	370
Goodwill and other intangibles, net of related taxes	(2,226)	(2,229)	(2,244)	(2,200)	(2,150)
Deferred tax assets that arise from tax loss and credit carryforwards	(28)	(28)	(29)	(25)	(26)
Common equity tier 1 capital	8,263	8,737	8,504	8,041	7,817
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,207	1,076	1,076
Other	—	—	1	(7)	(7)
Tier 1 capital	9,470	9,944	9,712	9,110	8,886
Long-term debt and other tier 2 qualifying instruments	839	809	804	869	885
Qualifying allowance for loan and lease losses	858	834	806	778	754
Tier 2 capital	1,697	1,643	1,610	1,647	1,639
Total risk-based capital	$11,167	$11,587	$11,322	$10,757	$10,525
Risk-weighted assets (RWA)(1)	$83,580	$82,951	$81,365	$80,340	$78,631
Common equity tier 1 risk-based capital ratio(1)	9.89%	10.53%	10.45%	10.01%	9.94%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.14	9.65	9.53	9.09	8.96
Tier 1 risk-based capital ratio(1)	11.33	11.99	11.94	11.34	11.30
Total risk-based capital ratio(1)	13.36	13.97	13.92	13.39	13.39
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	8.97	9.67	9.65	9.31	9.41

(1)	September 30, 2018, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Common stock price, per share
High(1)	$16.525	$15.850	$16.600	$14.930	$14.050
Low(1)	14.500	14.260	14.490	13.040	12.140
Close	14.920	14.760	15.100	14.560	13.960
Average closing price	15.622	15.040	15.718	13.470	13.152
Dividends, per share
Cash dividends declared per common share	$0.14	$0.11	$0.11	$0.11	$0.08
Common shares outstanding (000)
Average - basic	1,084,536	1,103,337	1,083,836	1,077,397	1,086,038
Average - diluted	1,103,740	1,122,612	1,124,778	1,130,117	1,106,491
Ending	1,061,529	1,104,227	1,101,796	1,072,027	1,080,946
Tangible book value per common share(2)	$7.06	$7.27	$7.12	$6.97	$6.85
Common share repurchases (000)
Number of shares repurchased	43,670	—	3,007	9,785	9,645
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2018	2018	2018	2017	2017
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,934	$11,472	$11,308	$10,814	$10,699
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(306)	(319)	(333)	(346)	(360)
Add: related deferred tax liability(2)	64	67	70	73	126
Total tangible equity	8,699	9,227	9,052	8,548	8,472
Less: preferred equity	(1,203)	(1,203)	(1,203)	(1,071)	(1,071)
Total tangible common equity	$7,496	$8,024	$7,849	$7,477	$7,401
Total assets	$105,652	$105,358	$104,246	$104,185	$101,988
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(306)	(319)	(333)	(346)	(360)
Add: related deferred tax liability(2)	64	67	70	73	126
Total tangible assets	$103,417	$103,113	$101,990	$101,919	$99,761
Tangible equity / tangible asset ratio	8.41%	8.95%	8.88%	8.39%	8.49%
Tangible common equity / tangible asset ratio	7.25	7.78	7.70	7.34	7.42
Other data:
Number of employees (Average full-time equivalent)	15,772	15,732	15,599	15,375	15,508
Number of domestic full-service branches(3)	970	968	966	966	958
ATM Count	1,860	1,831	1,866	1,848	1,860

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2018	2017	Amount	Percent
Assets
Interest-bearing deposits in banks	$86	$102	$(16)	(16)%
Securities:
Trading account securities	84	107	(23)	(21)
Available-for-sale securities:
Taxable	10,817	12,157	(1,340)	(11)
Tax-exempt	3,561	3,105	456	15
Total available-for-sale securities	14,378	15,262	(884)	(6)
Held-to-maturity securities - taxable	8,713	7,785	928	12
Other securities	590	578	12	2
Total securities	23,765	23,732	33	—
Loans held for sale	615	540	75	14
Loans and leases:(1)
Commercial:
Commercial and industrial	28,661	27,852	809	3
Commercial real estate:
Construction	1,149	1,198	(49)	(4)
Commercial	6,131	6,014	117	2
Commercial real estate	7,280	7,212	68	1
Total commercial	35,941	35,064	877	3
Consumer:
Automobile	12,247	11,369	878	8
Home equity	9,948	9,983	(35)	—
Residential mortgage	9,682	8,055	1,627	20
RV and marine finance	2,723	2,071	652	31
Other consumer	1,175	997	178	18
Total consumer	35,775	32,475	3,300	10
Total loans and leases	71,716	67,539	4,177	6
Allowance for loan and lease losses	(737)	(660)	(77)	(12)
Net loans and leases	70,979	66,879	4,100	6
Total earning assets	96,182	91,913	4,269	5
Cash and due from banks	1,277	1,530	(253)	(17)
Intangible assets	2,318	2,373	(55)	(2)
All other assets	5,640	5,433	207	4
Total assets	$104,680	$100,589	4,091	4%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$20,393	$21,684	$(1,291)	(6)%
Demand deposits - interest-bearing	19,105	17,380	1,725	10
Total demand deposits	39,498	39,064	434	1
Money market deposits	21,059	19,399	1,660	9
Savings and other domestic deposits	11,267	11,815	(548)	(5)
Core certificates of deposit	3,677	2,176	1,501	69
Total core deposits	75,501	72,454	3,047	4
Other domestic deposits of $250,000 or more	259	460	(201)	(44)
Brokered deposits and negotiable CDs	3,501	3,770	(269)	(7)
Total deposits	79,261	76,684	2,577	3
Short-term borrowings	3,335	2,952	383	13
Long-term debt	9,033	8,738	295	3
Total interest-bearing liabilities	71,236	66,690	4,546	7
All other liabilities	1,935	1,627	308	19
Shareholders’ equity	11,116	10,588	528	5
Total liabilities and shareholders’ equity	$104,680	$100,589	$4,091	4%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2018	2017
Assets
Interest-bearing deposits in banks	$1	$1
Securities:
Trading account securities	—	—
Available-for-sale securities:
Taxable	210	215
Tax-exempt	89	86
Total available-for-sale securities	299	301
Held-to-maturity securities - taxable	159	138
Other securities	20	15
Total securities	478	454
Loans held for sale	19	15
Loans and leases:
Commercial:
Commercial and industrial	974	850
Commercial real estate:
Construction	44	38
Commercial	209	179
Commercial real estate	253	217
Total commercial	1,227	1,067
Consumer:
Automobile	334	303
Home equity	377	344
Residential mortgage	270	220
RV and marine finance	104	86
Other consumer	105	86
Total consumer	1,190	1,039
Total loans and leases	2,417	2,106
Total earning assets	$2,915	$2,576
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	53	26
Total demand deposits	53	26
Money market deposits	96	45
Savings and other domestic deposits	19	19
Core certificates of deposit	43	9
Total core deposits	211	99
Other domestic deposits of $250,000 or more	2	2
Brokered deposits and negotiable CDs	46	26
Total deposits	259	127
Short-term borrowings	42	17
Long-term debt	236	163
Total interest-bearing liabilities	537	307
Net interest income	$2,378	$2,269

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2018	2017
Assets
Interest-bearing deposits in banks	1.95%	1.46%
Securities:
Trading account securities	0.21	0.17
Available-for-sale securities:
Taxable	2.58	2.36
Tax-exempt	3.35	3.70
Total available-for-sale securities	2.77	2.63
Held-to-maturity securities - taxable	2.43	2.37
Other securities	4.38	3.28
Total securities	2.69	2.55
Loans held for sale	4.19	3.79
Loans and leases:(3)
Commercial:
Commercial and industrial	4.48	4.03
Commercial real estate:
Construction	5.09	4.24
Commercial	4.49	3.92
Commercial real estate	4.58	3.97
Total commercial	4.50	4.01
Consumer:
Automobile	3.65	3.57
Home equity	5.07	4.60
Residential mortgage	3.71	3.65
RV and marine finance	5.09	5.54
Other consumer	11.91	11.53
Total consumer	4.44	4.27
Total loans and leases	4.47	4.14
Total earning assets	4.05%	3.75%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.37	0.20
Total demand deposit	0.18	0.09
Money market deposits	0.61	0.31
Savings and other domestic deposits	0.22	0.21
Core certificates of deposit	1.57	0.55
Total interest-bearing core deposits	0.51	0.26
Other domestic deposits of $250,000 or more	1.05	0.51
Brokered deposits and negotiable CDs	1.76	0.93
Total interest-bearing deposits	0.59	0.31
Short-term borrowings	1.67	0.76
Long-term debt	3.48	2.49
Total interest-bearing liabilities	1.01	0.61
Net interest rate spread	3.05	3.13
Impact of noninterest-bearing funds on margin	0.26	0.17
Net interest margin	3.31%	3.30%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2018	2017
Commercial loans(2)(3)	4.50%	4.03%
Impact of commercial loan derivatives	—%	(0.02)%
Total commercial - as reported	4.50%	4.01%

Average 30 day LIBOR	1.91%	1.04%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share amounts)	2018	2017	Amount	Percent
Interest income	$2,893	$2,539	$354	14%
Interest expense	537	306	231	75
Net interest income	2,356	2,233	123	6
Provision for credit losses	175	136	39	29
Net interest income after provision for credit losses	2,181	2,097	84	4
Service charges on deposit accounts	270	262	8	3
Cards and payment processing income	166	153	13	8
Trust and investment management services	129	115	14	12
Mortgage banking income	85	98	(13)	(13)
Insurance income	61	60	1	2
Capital market fees	62	53	9	17
Bank owned life insurance income	51	49	2	4
Gain on sale of loans and leases	39	39	—	—
Securities gains (losses)	(2)	—	(2)	(100)
Other income	131	138	(7)	(5)
Total noninterest income	992	967	25	3
Personnel costs	1,160	1,151	9	1
Outside data processing and other services	211	242	(31)	(13)
Net occupancy	114	176	(62)	(35)
Equipment	116	135	(19)	(14)
Deposit and other insurance expense	54	59	(5)	(8)
Professional services	43	51	(8)	(16)
Marketing	38	50	(12)	(24)
Amortization of intangibles	40	42	(2)	(5)
Other expense	160	176	(16)	(9)
Total noninterest expense	1,936	2,082	(146)	(7)
Income before income taxes	1,237	982	255	26
Provision for income taxes	178	228	(50)	(22)
Net income	1,059	754	305	40
Dividends on preferred shares	51	57	(6)	(11)
Net income applicable to common shares	$1,008	$697	$311	45%
Average common shares - basic (000)	1,090,570	1,087,115	3	—
Average common shares - diluted	1,116,978	1,107,878	9	1
Per common share
Net income - basic	$0.92	$0.64	$0.28	44%
Net income - diluted	0.90	0.63	0.27	43
Cash dividends declared	0.36	0.24	0.12	50
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,356	$2,233	$123	6%
FTE adjustment(2)	22	38	(16)	(42)
Net interest income	2,378	2,271	107	5
Noninterest income	992	967	25	3
Total revenue(2)	$3,370	$3,238	$132	4%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2018	2017	Amount	Percent
Net origination and secondary marketing income	$63	$71	(8)	(11)%
Net mortgage servicing income
Loan servicing income	42	39	3	8
Amortization of capitalized servicing	(25)	(21)	(4)	(19)
Operating income	17	18	(1)	(6)
MSR valuation adjustment (1)	7	(1)	8	800
Gains (losses) due to MSR hedging	(7)	1	(8)	(800)
Net MSR risk management	—	—	—	—
Total net mortgage servicing income	$17	$18	$(1)	(6)%
All other	5	9	(4)	(44)
Mortgage banking income	$85	$98	$(13)	(13)%

Mortgage origination volume	$5,458	$4,850	$608	13%
Mortgage origination volume for sale	3,113	2,906	207	7

Third party mortgage loans serviced (2)	20,617	19,552	1,065	5
Mortgage servicing rights (2)	219	195	24	12
MSR % of investor servicing portfolio	1.06%	1.00%	0.06%	6%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2018	2017
Allowance for loan and lease losses, beginning of period	$691	$638
Loan and lease losses	(184)	(192)
Recoveries of loans previously charged off	89	74
Net loan and lease losses	(95)	(118)
Provision for loan and lease losses	165	155
Allowance of assets sold or transferred to loans held for sale	—	—
Allowance for loan and lease losses, end of period	761	675
Allowance for unfunded loan commitments and letters of credit, beginning of period	$87	$98
Provision for (reduction in) unfunded loan commitments and letters of credit losses	10	(19)
Allowance for unfunded loan commitments and letters of credit, end of period	97	79
Total allowance for credit losses	$858	$754
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.04%	0.98%
Nonaccrual loans and leases (NALs)	206	200
Nonperforming assets (NPAs)	189	175
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.17%	1.10%

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2018	2017
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$19	$34
Commercial real estate:
Construction	(1)	(4)
Commercial	(17)	(6)
Commercial real estate	(18)	(10)
Total commercial	1	24
Consumer:
Automobile	25	30
Home equity	4	4
Residential mortgage	4	6
RV and marine finance	7	8
Other consumer	54	46
Total consumer	94	94
Total net charge-offs	$95	$118

	Nine Months Ended September 30,
	2018	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.09%	0.16%
Commercial real estate:
Construction	(0.14)	(0.44)
Commercial	(0.34)	(0.13)
Commercial real estate	(0.31)	(0.18)
Total commercial	0.01	0.09
Consumer:
Automobile	0.27	0.36
Home equity	0.06	0.06
Residential mortgage	0.05	0.09
RV and marine finance	0.33	0.49
Other consumer	6.12	6.13
Total consumer	0.35	0.39
Net charge-offs as a % of average loans	0.18%	0.23%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2018	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$211	$170
Commercial real estate	19	18
Automobile	5	4
Residential mortgage	67	75
RV and marine finance	1	—
Home equity	67	71
Other consumer	—	—
Total nonaccrual loans and leases	370	338
Other real estate, net:
Residential	22	26
Commercial	5	16
Total other real estate, net	27	42
Other NPAs (1)	6	7
Total nonperforming assets (3)	$403	$387

Nonaccrual loans and leases as a % of total loans and leases	0.50%	0.49%
NPA ratio (2)	0.55	0.56

	Nine Months Ended September 30,
(dollar amounts in millions)	2018	2017
Nonperforming assets, beginning of period	$389	$481
New nonperforming assets	368	299
Returns to accruing status	(72)	(93)
Loan and lease losses	(82)	(74)
Payments	(179)	(198)
Sales and held-for-sale transfers	(21)	(28)
Nonperforming assets, end of period (2)	$403	$387

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans on page 25 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2018	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$14
Commercial real estate	—	10
Automobile	7	10
Residential mortgage (excluding loans guaranteed by the U.S. Government)	28	14
RV and marine finance	1	2
Home equity	15	16
Other consumer	6	4
Total, excl. loans guaranteed by the U.S. Government	66	70
Add: loans guaranteed by U.S. Government	88	49
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$154	$119
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.09%	0.10%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.17
Accruing troubled debt restructured loans:
Commercial and industrial	$308	$268
Commercial real estate	60	80
Automobile	34	29
Home equity	257	265
Residential mortgage	219	235
RV and marine finance	2	1
Other consumer	10	7
Total accruing troubled debt restructured loans	$890	$885
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$100	$96
Commercial real estate	8	4
Automobile	3	4
Home equity	28	31
Residential mortgage	46	50
RV and marine finance	1	—
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$186	$185